UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE PNC FINANCIAL SERVICES GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE PNC FINANCIAL SERVICES GROUP, INC. THE TOWER AT PNC PLAZA 300 FIFTH AVENUE PITTSBURGH, PA 15222 D96182-P80829-Z83572

You invested in THE PNC FINANCIAL SERVICES GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to April 12, 2023. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* April 26, 2023 11:00 a.m. ET
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/PNC2023

    *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:
1a.	Joseph Alvarado	For

1b.	Debra A. Cafaro	For

1c.	Marjorie Rodgers Cheshire	For

1d.	William S. Demchak	For

1e.	Andrew T. Feldstein	For

1f.	Richard J. Harshman	For

1g.	Daniel R. Hesse	For

1h.	Renu Khator	For

1i.	Linda R. Medler	For

1j.	Robert A. Niblock	For

1k.	Martin Pfinsgraff	For

1l.	Bryan S. Salesky	For

1m.	Toni Townes-Whitley	For

2.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2023.	For

3.	Advisory vote to approve named executive officer compensation.	For

4.	Advisory vote on the frequency of future advisory votes on executive compensation.	Year

NOTE: Authority also is given to vote on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D96183-P80829-Z83572